UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report: (Date of earliest event reported): March 6, 2007
Chico’s FAS, Inc.
(Exact Name of Registrant as Specified in its Charter)
Florida
(State or Other Jurisdiction of Incorporation)

0-21258 (Commission File Number) 11215 Metro Parkway, Fort Myers, Florida (Address of Principal Executive Offices)	59-2389435 (IRS Employer Identification No.) 33966 (Zip code)
(239) 277-6200
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On March 6, 2007, Chico’s FAS, Inc. (the “Company”) announced the promotions of Patricia Darrow-Smith to Brand President — White House | Black Market, Michele Cloutier to Executive Vice President — Chief Merchandising Officer Chico’s and Michael Leedy to Executive Vice President — Chief Marketing Officer.
     In addition to the management changes noted above with respect to the promotions of Ms. Darrow-Smith to Brand President — White House | Black Market, Ms. Cloutier to Executive Vice President — Chief Merchandising Officer Chico’s and Michael Leedy to Executive Vice President — Chief Marketing Officer, the Company announced other management changes.
     A copy of the press release issued in connection with the promotions of Ms. Darrow-Smith, Ms. Cloutier, Mr. Leedy and the other management changes is attached to this Report as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits:
     Exhibit 99.1      Chico’s FAS, Inc. Press Release dated March 6, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICO’S FAS, INC.
Date: March 6, 2007	By:	/s/ Michael J. Kincaid
Michael J. Kincaid, Senior Vice President —
Finance and Chief Accounting Officer and Assistant Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 99.1	Press Release of Chico’s FAS, Inc. dated March 6, 2007

4